Exhibit 1.01

BIOLASE, Inc

Conflict Minerals Report

For the year ended December 31, 2016

Introduction

This Conflict Minerals Report (“CMR”) for Biolase, Inc. (the “Company”, “we”, or “our”) for the calendar year ended December 31, 2016 was prepared in accordance with Rule 13p-1 of the Securities Exchange Act of 1934 (“Rule 13p-1”). Terms used and not defined in this report have the meanings ascribed in Form SD as adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Rule.

Rule 13p-1 was adopted by the Securities and Exchange Commission (the “SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). Rule 13p-1 imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products. For the purposes of this assessment, conflict minerals are defined as Tantalum, Tin, Tungsten, and Gold (“3TG”). These requirements apply to registrants, regardless of the geographic origin of the conflict minerals and whether or not they fund armed conflict.

The Company’s CMR for the calendar year ended December 31, 2016 was not subject to an independent private sector audit.

Design and Execution of Due Diligence

As part of the RCOI described in Form SD, the Company performed a supplier survey using the Conflict Free Sourcing Initiative (“CFSI”) Conflict Minerals Reporting Template (the “CFSI Template”) for the year ending December 31, 2016. All suppliers providing components used in our products were included in the survey utilized for both RCOI and Due Diligence. The information obtained in the survey indicated that there was reason to believe that a portion of the 3TG used in our products may have originated in the Covered Countries and were not exclusively from scrap or recycled sources, triggering the due diligence steps described in the following sections.

The Company designed and implemented the majority of our due diligence measures prior to the current reporting year 2016. These measures were continued during 2016 and are described herein. They are designed to conform, in all material respects, to the framework in The Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas including the Supplement on Tin, Tantalum and Tungsten, as well as those portions of the OECD Supplement on Gold applicable to downstream companies (collectively the “OECD Guidance”). In accordance with the five step OECD Guidance, our measures are designed to determine, to the best of our ability, the source and chain of custody of the 3TG materials necessary for the functionality and/or production of our products, to ascertain if the materials originated in one of the Covered Countries, and if so, whether armed groups directly or indirectly benefited as a result.

1: Establish company management systems

The Company undertook the following measures to establish management systems to address compliance with Rule 13p-1:

•

The Company has established a Conflict Minerals Policy (“CMP”) that has been posted on its website at: www.biolase.com under “Investors” in “Corporate Governance.” The Company also has a Supplier Survey/Certification Form and a Supplier Code of Conduct. The Supplier Code of Conduct includes a mechanism for escalating any issues and concerns.

•

The Company has established a management system for complying with the applicable rules. The management system includes the development of a Conflict Minerals Task Force led by our Chief Financial Officer and a team of subject matter experts from relevant functions including, purchasing, quality assurance, manufacturing, and finance.

•

The Company has inserted a clause on conflict minerals in all new supplier certification forms, as well as revising existing supplier certification forms for in-scope suppliers to include the clause. The clause requires each supplier to use its best endeavors to determine the origin of conflict minerals through the use of OECD guidance.

•

The Company has established its due diligence compliance process and set forth documentation and record maintenance mechanism to ensure the retaining of relevant documentation in a structured electronic database.

•

The Company has also created internal follow-up processes (including e-mail communication and direct contact by telephone) to identify and escalate any identified issues associated with non-responsive or problematic responses to its RCOI.

•	The Company establishes and maintains long term relationships with the majority of its suppliers to improve due diligence performance.

2: Identify and assess risks in the supply chain

The Company took the following measures to identify risks in our supply chain:

•

Conducted a supplier survey of all suppliers providing products or components within scope of Rule 13p-1, necessary for the functionality of the Company’s products and likely to contain 3TG. The survey was based on the Electronics Industry Citizenship Coalition (“EICC”) and the Global eSustainability Initiative (“GeSI”) Conflict Minerals Reporting Template created by the Electronics Industry Citizenship Coalition (“EICC”) and the Global eSustainability Initiative (“GeSI”) as a common means for the collection of sourcing information related to necessary conflict minerals in our products. The survey also included information to inform the suppliers of the Company’s Conflict Minerals Rule reporting obligations as well as the assistance required from our supply chain, and the resulting expectations for the sourcing of conflict minerals.

•

Suppliers of in-scope products are required to complete the CFSI Conflict Minerals Reporting Template (the “CFSI Template”) on an annual basis. The CFSI Template was developed to facilitate disclosure and communication of information regarding Smelters or Refiners (“SORs”) that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the SORs the Company and its suppliers use. In addition, the CFSI Template contains questions about the origin of conflict minerals included in suppliers’ products, as well as supplier due diligence.

•	Reviewed and assessed survey responses. Followed up with suppliers whose responses were incomplete or appeared to report inconsistent information.
•

When a supplier response stated that conflict minerals were sourced from the Covered Countries and identified the SORs involved, the Company compared the identified SORs to the CFSI’s Conflict Free Smelter Program list to identify those validated by an independent third-party audit under the Conflict Free Smelter Program and those not validated.

3: Design and implement a strategy to respond to identified risks

The Company designed and implemented strategies to respond to identified risks, including the following:

•	Developed a Risk Management Plan, which includes a training program to ensure suppliers understand the Company’s expectations as it relates to 3TG.
•

When applicable, the Company will work with suppliers who are sourcing from non-Conflict Free SORs to facilitate a transition to using Conflict Free SORs within a reasonable time frame. The time frame will be dependent on the criticality of the specific part and the availability of alternative suppliers.

•

Sent follow-up communications to suppliers that provided incomplete or inconsistent survey responses. Requested suppliers submitting letters of conflict “status” to complete our survey to collect additional relevant information.

•

Suppliers who received one of these follow-up communications were directed to our Policy Statement, as well as conflict minerals training and education materials. Suppliers were asked to review the materials and provide updated information in a timely manner.

•

Suppliers who did not respond to our initial survey were sent escalation communications requesting that they respond to the survey and provide the requested information. Several unresponsive suppliers were engaged directly by our sourcing personnel to advise them to complete our requested survey to the best of their ability.

4: Carry out independent third-party audit of Smelter or Refiner due diligence practices

The Company is a downstream consumer of the necessary conflict minerals in our products and are many steps removed from SORs who provide minerals and ores. Our due diligence efforts rely on cross-industry initiatives to implement validation of Covered Countries conflict free SORs as outlined in OECD Guidance for downstream companies. As such, the Company does not perform or direct audits of SORs within the supply chain, rather it relied on the results of audits conducted by Conflict-Free Smelter Program to determine SORs due diligence practices.

5: Report annually on supply chain due diligence

In accordance with the Rule 13p-1, our Form SD, along with a copy of this CMR constitute the Company’s annual report on our Conflict Minerals Due Diligence.  These have been filed with the SEC and are available on our website at ww.biolase.com under “Investors” in “SEC Filings.”

Due Diligence Results

For the calendar year ended December 31, 2016, the Company surveyed its entire known component and outsourced manufacturing supply chain, which consisted of 159 suppliers, with a 99% response rate.  Of those suppliers, 133 reported that conflict minerals are not intentionally added to their products, are not necessary to the production of their products or are not contained in the finished products that they manufacture or contract to manufacture. With respect to the remaining 26 suppliers within the scope of the RCOI, the large majority provided data at a company, division or product category level, including 15 suppliers that identified as conflict free using the CFSI Template, 9 suppliers that were uncertain as to the country of origin of conflict minerals in their supply chain and/or were unable to specify the SORs that processed conflict minerals in materials or components supplied to us, and two suppliers that stated they sourced 3TG from the Covered Countries, from other than scrap or recycled sources, and named SORs who have not yet completed a Conflict Free Smelter Program or cross recognized audit validating a conflict free process. Two suppliers within the scope of the RCOI did not respond.

With respect to the 9 suppliers who were uncertain of the country of origin or the two suppliers who sourced conflict minerals from the Covered Countries, from other than scrap or recycled sources, and identified the SORs involved, all such responses provided data at a company level. As a result, we were not able to determine whether the specific conflict minerals from such suppliers that were sourced from the Covered Countries were included in components or materials we obtained from the suppliers and used in our products.

During due diligence, the Company noted 346 companies identified by CFSI as known SORs, which are potentially included in our supply chain.  Of the identified SORs, 186 are compliant with CFSI’s Conflict Free Smelter Program list and considered to be conflict free and another 53 have committed to undergo a Conflict Free Smelter Program audit or are participating in one of the cross-recognized certifications programs. With respect to the other 107, CFSI has not provided an opinion as whether or not the minerals procured from these SORs originate from the Covered Countries. Refer to Table I for a listing of all identified SORs potentially in our supply chain, along with facility locations, and the conflict free status.

Based on the results of the due diligence measures described above, the Company has been unable to determine with 100% certainty the country of origin of the necessary conflict minerals, the mine or location of origin of the necessary conflict minerals in our products, or the facilities used to process the necessary conflict minerals in our products.  Due to this the Company has not been found to be ‘DRC conflict free’.

Continuous Improvement Efforts to Mitigate Risk

The Company expects to take the following steps, among others, to improve our due diligence measures and to further mitigate the risk that necessary conflict minerals contained in our products may finance or benefit armed groups in the Covered Countries:

•

Continue to educate our direct suppliers about our reporting obligations related to conflict minerals, and continue to provide our direct suppliers with educational materials and website links that they may provide to their own suppliers.

•	Encourage our direct suppliers to implement responsible sourcing and ask them to encourage SORs to become certified as conflict-free.
•	When the complexity of our data collection process requires it, evaluate new systems for the collection and management of conflict minerals reporting data.

Table I. Smelters or Refiners List

List and status of SORs are as of May 2, 2017 and status data is from CFSI. The list includes 346 recognized SORs that are either known to obtain at least some minerals from the Covered Countries or are SORs where the source of the minerals was not disclosed and could not be determined. It does not include those SORs that source only from outside the Covered Countries as determined through RCOI, or process only recycled or scrap materials. “Country” refers to the location of the facility, not the source of minerals.  The smelter location was not used for RCOI, since it does not necessarily determine the source of the ore, although location near abundant mineral resources can be an indicator of mineral sourcing.  The general geographical breakdown of all the reported smelters is as follows.

Region	Number
Asia	220
Europe	45
North America	36
Russia and Central Asia	19
South America	19
Middle East	3
Africa	3
Australasia	1

Status is defined as:

Compliant: Smelters or Refiners that have been audited and are compliant with the Conflict-Free Smelter Program or cross recognized assessment protocols.

Not Validated:  Legitimate Smelters or Refiners who have not yet completed a Conflict Free Smelter Program or cross recognized audit validating a conflict free process.

Active: Smelters and Refiners that have committed to undergo a Conflict Free Smelter Program audit.

CFSI Smelter ID	Smelter Name	Country	Conflict Free Status
CID000090	Asaka Riken Co Ltd	JAPAN	Compliant
CID000004	A.L.M.T. TUNGSTEN Corp.	JAPAN	Compliant
CID000015	Advanced Chemical Company	UNITED STATES	Active
CID000019	Aida Chemical Industries Co. Ltd.	JAPAN	Active
CID000028	Aktyubinsk Copper Company TOO	KAZAKHSTAN	Not Validated
CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Compliant
CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Active
CID000058	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL	Compliant
CID000077	Argor-Heraeus SA	SWITZERLAND	Compliant
CID000082	Asahi Pretec Corporation	JAPAN	Compliant
CID000090	Asaka Riken Co Ltd	JAPAN	Compliant
CID000103	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Not Validated
CID000105	Kennametal Huntsville	UNITED STATES	Compliant
CID000113	Aurubis AG	GERMANY	Active
CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Active
CID000141	Bauer Walser AG	GERMANY	Not Validated
CID000157	Boliden AB	SWEDEN	Active
CID000176	C. Hafner GmbH + Co. KG	GERMANY	Compliant
CID000180	Caridad	MEXICO	Not Validated
CID000185	CCR Refinery – Glencore Canada Corporation	CANADA	Compliant
CID000189	Cendres + Métaux SA	SWITZERLAND	Not Validated
CID000197	Yunnan Copper Industry Co., Ltd.	CHINA	Not Validated
CID000211	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Compliant
CID000218	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Compliant
CID000228	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	Compliant

CID000233	Chimet S.p.A.	ITALY	Compliant
CID000242	China National Gold Group Corporation	CHINA	Not Validated
CID000244	China Rare Metal Materials Company	CHINA	Compliant
CID000258	Chongyi Zhangyuan Tungsten Co Ltd	CHINA	Compliant
CID000264	Chugai Mining	JAPAN	Not Validated
CID000278	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Not Validated
CID000288	Colt Refining	UNITED STATES	Not Validated
CID000291	Conghua Tantalum and Niobium Smeltry	CHINA	Compliant
CID000292	Alpha	UNITED STATES	Compliant
CID000295	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	Compliant
CID000306	CV Gita Pesona	INDONESIA	Compliant
CID000307	CV JusTindo	INDONESIA	Not Validated
CID000308	CV Makmur Jaya	INDONESIA	Not Validated
CID000309	PT Aries Kencana Sejahtera	INDONESIA	Compliant
CID000313	CV Serumpun Sebalai	INDONESIA	Compliant
CID000315	CV United Smelting	INDONESIA	Compliant
CID000328	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	Compliant
CID000333	DaeryongENC	KOREA, REPUBLIC OF	Not Validated
CID000343	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Not Validated
CID000345	Dayu Weiliang Tungsten Co., Ltd.	CHINA	Not Validated
CID000359	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Compliant
CID000362	DODUCO GmbH	GERMANY	Active
CID000401	Dowa	JAPAN	Compliant
CID000402	Dowa	JAPAN	Compliant
CID000410	Duoluoshan	CHINA	Compliant
CID000425	Eco-System Recycling Co., Ltd.	JAPAN	Compliant
CID000438	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Compliant
CID000448	Estanho de Rondônia S.A.	BRAZIL	Not Validated
CID000456	Exotech Inc.	UNITED STATES	Compliant
CID000460	F&X Electro-Materials Ltd.	CHINA	Compliant
CID000466	Feinhütte Halsbrücke GmbH	GERMANY	Not Validated
CID000468	Fenix Metals	POLAND	Active
CID000493	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Active
CID000499	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Compliant
CID000522	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA	Not Validated
CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Compliant
CID000555	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Not Validated
CID000564	Global Advanced Metals	UNITED STATES	Not Validated
CID000568	Global Tungsten & Powders Corp.	UNITED STATES	Compliant
CID000616	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Active
CID000651	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Not Validated
CID000654	H.C. Starck Group	GERMANY	Not Validated
CID000671	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Not Validated
CID000683	HC Starck GmbH	GERMANY	Not Validated
CID000694	Heimerle + Meule GmbH	GERMANY	Compliant
CID000707	Heraeus Ltd. Hong Kong	CHINA	Compliant
CID000711	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Compliant
CID000731	Hi-Temp	UNITED STATES	Compliant
CID000760	Huichang Jinshunda Tin Co., Ltd.	CHINA	Not Validated
CID000766	Hunan Chenzhou Mining Co., Ltd.	CHINA	Compliant
CID000767	Hunan Chenzhou Mining Group Co., Ltd.	CHINA	Not Validated
CID000769	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA	Compliant
CID000778	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF	Not Validated
CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	Compliant
CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	Compliant
CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	Compliant
CID000807	Ishifuku Metal Industry Co., Ltd.	JAPAN	Compliant
CID000814	Istanbul Gold Refinery	TURKEY	Compliant
CID000823	Japan Mint	JAPAN	Active

CID000825	Japan New Metals Co Ltd	JAPAN	Compliant
CID000855	Jiangxi Copper Company Limited	CHINA	Compliant
CID000864	Jiangxi Nanshan	CHINA	Not Validated
CID000868	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Not Validated
CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Compliant
CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Compliant
CID000917	Jiujiang Tanbre Co., Ltd.	CHINA	Compliant
CID000920	Johnson Matthey Inc	UNITED STATES	Active
CID000924	Asahi Refining Canada Limited	CANADA	Active
CID000927	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Compliant
CID000929	JSC Uralelectromed	RUSSIAN FEDERATION	Active
CID000937	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Compliant
CID000942	Kai Unita Trade Limited Liability Company	CHINA	Not Validated
CID000956	Kazakhmys Smelting LLC	KAZAKHSTAN	Not Validated
CID000957	Kazzinc	KAZAKHSTAN	Compliant
CID000963	Kemet Blue Powder	UNITED STATES	Not Validated
CID000966	Kennametal Fallon	UNITED STATES	Compliant
CID000969	Kennecott Utah Copper LLC	UNITED STATES	Active
CID000973	King-Tan Tantalum Industry Ltd.	CHINA	Compliant
CID000981	Kojima Chemicals Co., Ltd	JAPAN	Active
CID000988	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	Not Validated
CID001029	Kyrgyzaltyn JSC	KYRGYZSTAN	Compliant
CID001032	L' azurde Company For Jewelry	SAUDI ARABIA	Not Validated
CID001056	Lingbao Gold Company Limited	CHINA	Not Validated
CID001058	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Not Validated
CID001063	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	Not Validated
CID001070	China Tin Group Co., Ltd.	CHINA	Active
CID001076	LSM Brasil S.A.	BRAZIL	Compliant
CID001078	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Active
CID001093	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Not Validated
CID001105	Malaysia Smelting Corporation (MSC)	MALAYSIA	Active
CID001113	Materion	UNITED STATES	Active
CID001119	Matsuda Sangyo Co., Ltd.	JAPAN	Compliant
CID001136	Metahub Industries Sdn. Bhd.	MALAYSIA	Not Validated
CID001137	OMSA	BOLIVIA	Not Validated
CID001142	Metallic Resources, Inc.	UNITED STATES	Active
CID001143	Metallo Chimique	BELGIUM	Not Validated
CID001147	Metalor Technologies (Suzhou) Ltd.	CHINA	Compliant
CID001149	Metalor Technologies (Hong Kong) Ltd	HONG KONG	Compliant
CID001152	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	Compliant
CID001153	Metalor Technologies S.A.	SWITZERLAND	Compliant
CID001157	Metalor USA Refining Corporation	UNITED STATES	Compliant
CID001161	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	Active
CID001163	Metallurgical Products India (Pvt.) Ltd.	INDIA	Active
CID001173	Mineração Taboca S.A.	BRAZIL	Compliant
CID001175	Mineração Taboca S.A.	BRAZIL	Compliant
CID001179	CHINA	CHINA	Not Validated
CID001182	Minsur	PERU	Compliant
CID001188	Mitsubishi Materials Corporation	JAPAN	Compliant
CID001191	Mitsubishi Materials Corporation	JAPAN	Compliant
CID001192	Mitsui Mining & Smelting	JAPAN	Compliant
CID001193	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Active
CID001200	Molycorp Silmet A.S.	ESTONIA	Compliant
CID001204	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Compliant
CID001220	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	Compliant
CID001231	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Not Validated
CID001236	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Not Validated
CID001259	Nihon Material Co. LTD	JAPAN	Active
CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Compliant
CID001305	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	Not Validated

CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Compliant
CID001322	Ohio Precious Metals, LLC	UNITED STATES	Not Validated
CID001325	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Compliant
CID001326	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Compliant
CID001328	OJSC Kolyma Refinery	RUSSIAN FEDERATION	Not Validated
CID001337	Operaciones Metalurgical S.A.	BOLIVIA	Compliant
CID001352	PAMP SA	SWITZERLAND	Compliant
CID001362	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Not Validated
CID001368	Plansee	AUSTRIA	Not Validated
CID001386	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Active
CID001393	PT Alam Lestari Kencana	INDONESIA	Not Validated
CID001397	PT Aneka Tambang (Persero) Tbk	INDONESIA	Compliant
CID001399	PT Artha Cipta Langgeng	INDONESIA	Compliant
CID001402	PT Babel Inti Perkasa	INDONESIA	Compliant
CID001406	PT Babel Surya Alam Lestari	INDONESIA	Not Validated
CID001409	PT Bangka Kudai Tin	INDONESIA	Not Validated
CID001412	PT Bangka Putra Karya	INDONESIA	Not Validated
CID001416	PT Bangka Timah Utama Sejahtera	INDONESIA	Not Validated
CID001419	PT Bangka Tin Industry	INDONESIA	Compliant
CID001428	PT Bukit Timah	INDONESIA	Compliant
CID001434	PT DS Jaya Abadi	INDONESIA	Compliant
CID001438	PT Eunindo Usaha Mandiri	INDONESIA	Compliant
CID001442	PT Fang Di MulTindo	INDONESIA	Not Validated
CID001445	PT HP Metals Indonesia	INDONESIA	Not Validated
CID001448	PT Karimun Mining	INDONESIA	Compliant
CID001449	PT Koba Tin	INDONESIA	Not Validated
CID001453	PT Mitra Stania Prima	INDONESIA	Compliant
CID001457	PT Panca Mega Persada	INDONESIA	Active
CID001458	PT Prima Timah Utama	INDONESIA	Compliant
CID001460	PT Refined Bangka Tin	INDONESIA	Compliant
CID001463	PT Sariwiguna Binasentosa	INDONESIA	Compliant
CID001466	PT Seirama Tin Investment	INDONESIA	Not Validated
CID001468	PT Stanindo Inti Perkasa	INDONESIA	Compliant
CID001471	PT Sumber Jaya Indah	INDONESIA	Compliant
CID001476	PT Supra Sukses Trinusa	INDONESIA	Not Validated
CID001477	PT Timah (Persero) Tbk Kundur	INDONESIA	Compliant
CID001482	PT Timah (Persero) Tbk Mentok	INDONESIA	Compliant
CID001486	PT Pelat Timah Nusantara Tbk	INDONESIA	Not Validated
CID001490	PT Tinindo Inter Nusa	INDONESIA	Compliant
CID001493	PT Tommy Utama	INDONESIA	Compliant
CID001494	PT Yinchendo Mining Industry	INDONESIA	Not Validated
CID001498	PX Précinox SA	SWITZERLAND	Compliant
CID001508	QuantumClean	SWITZERLAND	Active
CID001512	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Active
CID001522	RFH Tantalum Smeltry Co., Ltd	SOUTH AFRICA	Compliant
CID001534	Royal Canadian Mint	CANADA	Compliant
CID001539	Rui Da Hung	CANADA	Compliant
CID001546	Sabin Metal Corp.	UNITED STATES	Not Validated
CID001555	Samduck Precious Metals	UNITED STATES	Active
CID001562	SAMWON Metals Corp.	SOUTH KOREA	Not Validated
CID001573	Schone Edelmetaal	KOREA, REPUBLIC OF	Compliant
CID001585	SEMPSA Joyería Platería S.A.	SPAIN	Compliant
CID001619	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	SPAIN	Not Validated
CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Compliant
CID001634	Shanghai Jiangxi Metals Co. Ltd	CHINA	Not Validated
CID001736	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Compliant
CID001754	So Accurate Group, Inc.	CHINA	Not Validated
CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Active
CID001758	Soft Metais, Ltda.	RUSSIAN FEDERATION	Compliant

CID001761	Solar Applied Materials Technology Corp.	TAIWAN	Compliant
CID001769	Solikamsk Magnesium Works OAO	TAIWAN	Compliant
CID001798	Sumitomo Metal Mining Co., Ltd.	JAPAN	Compliant
CID001869	Taki Chemicals	JAPAN	Compliant
CID001875	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Compliant
CID001879	Tantalite Resources	JAPAN	Not Validated
CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Active
CID001891	Telex	VIET NAM	Compliant
CID001898	Thaisarco	THAILAND	Compliant
CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	THAILAND	Not Validated
CID001909	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Not Validated
CID001916	The Refinery of Shandong Gold Mining Co. Ltd	CHINA	Compliant
CID001938	Tokuriki Honten Co., Ltd.	JAPAN	Compliant
CID001947	Tongling nonferrous Metals Group Co.,Ltd	JAPAN	Not Validated
CID001955	Torecom	SOUTH KOREA	Active
CID001969	Ulba Metallurgical Plant JSC	KOREA, REPUBLIC OF	Active
CID001977	Umicore Brasil Ltda.	BRAZIL	Compliant
CID001980	Umicore SA Business Unit Precious Metals Refining	BRAZIL	Compliant
CID001993	United Precious Metal Refining, Inc.	UNITED STATES	Active
CID002003	Valcambi SA	UNITED STATES	Compliant
CID002011	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Compliant
CID002015	VQB Mineral and Trading Group JSC	VIETNAM	Active
CID002030	Western Australian Mint trading as The Perth Mint	VIET NAM	Compliant
CID002036	White Solder Metalurgia e Mineração Ltda.	BRAZIL	Compliant
CID002044	Wolfram Bergbau und Hütten AG	BRAZIL	Compliant
CID002047	Wolfram Company CJSC	RUSSIAN FEDERATION	Not Validated
CID002082	Xiamen Tungsten Co., Ltd.	RUSSIAN FEDERATION	Active
CID002095	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Compliant
CID002100	YAMAMOTO PRECIOUS METAL CO., LTD.	CHINA	Compliant
CID002129	Yokohama Metal Co., Ltd.	JAPAN	Compliant
CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	JAPAN	Not Validated
CID002180	Yunnan Tin Company Limited	CHINA	Compliant
CID002180	Yunnan Tin Company, Ltd.	CHINA	Compliant
CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Compliant
CID002232	Zhuzhou Cemented Carbide	CHINA	Compliant
CID002236	Zhuzhou Cemented Carbide Group Co Ltd	CHINA	Not Validated
CID002243	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	Active
CID002282	Morris and Watson	CHINA	Not Validated
CID002287	INDONESIA	CHINA	Not Validated
CID002307	Yichun Jin Yang Rare Metal Co., Ltd	NEW ZEALAND	Compliant
CID002312	Guangdong Jinding Gold Limited	CHINA	Not Validated
CID002313	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Not Validated
CID002314	Umicore Precious Metals Thailand	THAILAND	Compliant
CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Active
CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Compliant
CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Compliant
CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Compliant
CID002319	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Active
CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Active
CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Compliant
CID002455	CV Venus Inti Perkasa	INDONESIA	Compliant
CID002459	Geib Refining Corporation	INDONESIA	Compliant
CID002468	Magnu's Minerais Metais e Ligas Ltda.	INDONESIA	Compliant
CID002475	INDONESIA	BRAZIL	Not Validated
CID002476	INDONESIA	BRAZIL	Not Validated
CID002478	PT Tirus Putra Mandiri	INDONESIA	Not Validated
CID002479	PT Wahana Perkit Jaya	INDONESIA	Not Validated
CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	INDONESIA	Active
CID002493	Jiangxi Richsea New Materials Co., Ltd.	CHINA	Not Validated
CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Active

CID002500	Melt Metais e Ligas S/A	CHINA	Compliant
CID002501	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Not Validated
CID002502	Asia Tungsten Products Vietnam Ltd.	CHINA	Compliant
CID002503	PT ATD Makmur Mandiri Jaya	CHINA	Compliant
CID002504	D Block Metals, LLC	INDONESIA	Active
CID002505	FIR Metals & Resource Ltd.	INDONESIA	Compliant
CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Compliant
CID002507	Phoenix Metal Ltd.	CHINA	Not Validated
CID002508	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Compliant
CID002509	MMTC-PAMP India Pvt., Ltd.	INDIA	Compliant
CID002510	Republic Metals Corporation	CHINA	Compliant
CID002511	KGHM Polska Miedź Spółka Akcyjna	UNITED STATES	Not Validated
CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	UNITED STATES	Active
CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Compliant
CID002515	Fidelity Printers and Refiners Ltd.	CHINA	Not Validated
CID002516	Singway Technology Co., Ltd.	ZIMBABWE	Compliant
CID002517	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Compliant
CID002518	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Not Validated
CID002530	PT Inti Stania Prima	PHILIPPINES	Compliant
CID002531	Ganxian Shirui New Material Co., Ltd.	CHINA	Not Validated
CID002532	Pobedit, JSC	INDONESIA	Not Validated
CID002535	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Compliant
CID002536	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Not Validated
CID002538	Sanher Tungsten Vietnam Co., Ltd.	CHINA	Not Validated
CID002539	KEMET Blue Metals	CHINA	Compliant
CID002540	Plansee SE Liezen	AUSTRIA	Not Validated
CID002541	H.C. Starck GmbH	AUSTRIA	Compliant
CID002542	H.C. Starck Smelting GmbH & Co.KG	GERMANY	Compliant
CID002543	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	GERMANY	Compliant
CID002544	H.C. Starck Co., Ltd.	THAILAND	Compliant
CID002545	H.C. Starck GmbH Goslar	THAILAND	Compliant
CID002546	H.C. Starck GmbH Laufenburg	GERMANY	Not Validated
CID002547	H.C. Starck Hermsdorf GmbH	GERMANY	Compliant
CID002548	H.C. Starck Inc.	UNITED STATES	Compliant
CID002549	H.C. Starck Ltd.	UNITED STATES	Compliant
CID002550	H.C. Starck Smelting GmbH & Co.KG	GERMANY	Compliant
CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	GERMANY	Compliant
CID002556	Plansee SE Reutte	AUSTRIA	Not Validated
CID002557	Global Advanced Metals Boyertown	AUSTRIA	Compliant
CID002558	Global Advanced Metals Aizu	JAPAN	Compliant
CID002560	Al Etihad Gold Refinery DMCC	JAPAN	Compliant
CID002561	Emirates Gold DMCC	JAPAN	Compliant
CID002563	Kaloti Precious Metals	UNITED ARAB EMIRATES	Not Validated
CID002567	Sudan Gold Refinery	UNITED ARAB EMIRATES	Not Validated
CID002568	KEMET Blue Powder	UNITED STATES	Compliant
CID002570	CV Ayi Jaya	INDONESIA	Compliant
CID002571	Tranzact, Inc.	UNITED STATES	Active
CID002572	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM	Not Validated
CID002573	Nghe Tinh Non-Ferrous Metals Joint Stock Company	UNITED STATES	Not Validated
CID002574	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM	Not Validated
CID002578	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	VIET NAM	Not Validated
CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Compliant
CID002580	T.C.A S.p.A	CHINA	Compliant
CID002589	Niagara Refining LLC	UNITED STATES	Compliant
CID002590	E.S.R. Electronics	ITALY	Not Validated
CID002592	CV Dua Sekawan	UNITED STATES	Active
CID002593	CV Tiga Sekawan	UNITED STATES	Active
CID002605	Korea Zinc Co. Ltd.	SOUTH KOREA	Compliant
CID002649	Hydrometallurg, JSC	RUSSIAN FEDERATION	Compliant

CID002696	PT Cipta Persada Mulia	KOREA, REPUBLIC OF	Not Validated
CID002703	An Vinh Joint Stock Mineral Processing Company	VIETNAM	Not Validated
CID002705	Avon Specialty Metals Ltd	INDONESIA	Not Validated
CID002706	Resind Indústria e Comércio Ltda.	VIET NAM	Compliant
CID002707	Resind Indústria e Comércio Ltda.	UNITED KINGDOM	Compliant
CID002761	SAAMP	BRAZIL	Not Validated
CID002773	Metallo-Chimique N.V.	BRAZIL	Active
CID002774	Elmet S.L.U. (Metallo Group)	BELGIUM	Active
CID002776	PT Bangka Prima Tin	BELGIUM	Compliant
CID002777	SAXONIA Edelmetalle GmbH	GERMANY	Active
CID002778	WIELAND Edelmetalle GmbH	INDONESIA	Active
CID002779	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	GERMANY	Compliant
CID002815	South-East Nonferrous Metal Company Limited of Hengyang City	GERMANY	Compliant
CID002816	PT Sukses Inti Makmur	AUSTRIA	Compliant
CID002825	An Thai Minerals Company Limited	INDONESIA	Not Validated
CID002829	PT Kijang Jaya Mandiri	INDONESIA	Compliant
CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	INDONESIA	Compliant
CID002833	ACL Metais Eireli	VIET NAM	Not Validated
CID002842	Jiangxi Tuohong New Raw Material	VIET NAM	Compliant
CID002843	Woltech Korea Co., Ltd.	INDONESIA	Compliant
CID002844	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Active
CID002845	Moliren Ltd	BRAZIL	Compliant
CID002848	Gejiu Fengming Metalurgy Chemical Plant	CHINA	Compliant
CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	KOREA, REPUBLIC OF	Compliant